SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

              Proxy Statement Pursuant to Section 14(a) Securities
                              Exchange Act of 1934


Filed by the Registrant    /  /

Filed by a party other than the Registrant  /X/

         Check the appropriate box:

/  /      Revised Preliminary Proxy Statement

/  /     Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))

/  /     Definitive Proxy Statement

/X/      Definitive Additional Materials

/  /     Soliciting material pursuant to Rule 14a-12

                             CHAD THERAPEUTICS, INC.

                (Name of Registrant as Specified in Its Charter)

                            THE COMMITTEE TO RESTORE
                             CHAD SHAREHOLDER VALUE

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/      No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.       Title of each class of securities to which transaction applies:

2.       Aggregate number of securities to which transactions applies:

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

4.       Proposed maximum aggregate value of transaction:

5.       Total Fee paid:

/  /     Fee paid previously with preliminary materials

/  /      Check  box if any  part of the fee is offset as  provided  by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6.       Amount previously paid:

7.       Form, Schedule or Registration Statement No.:

8.       Filing party:

9.       Date filed:

                              COMMITTEE TO RESTORE
                             CHAD SHAREHOLDER VALUE
                                 104 Armour Road
                        North Kansas City, Missouri 64116


                                                               September 6, 2002

Dear Shareholder:

     On September 3, 2002, the "Committee to Restore Chad Shareholder Value" (the "Committee") sent you a letter regarding the upcoming election of directors for Chad Therapeutics Inc.'s ("CHAD" or the "Company"). In this letter we stated that Institutional Shareholder Services, an independent provider of proxy voting and governance advice ("ISS"), recommended that you cast a withhold vote for Thomas Jones. ISS has since changed its recommendation and now supports Thomas Jones in the upcoming election of CHAD directors. We first became aware of ISS's new stance on September 4, 2002. We are sending you this notice to correct any confusion as to ISS's position.

     This letter is being sent to those shareholders who have been sent the original September 3, 2002 letter. Those shareholders who have not been sent the September 3rd letter will be sent a revised September 3rd letter that does not discuss ISS's position.

                                 -- REMEMBER --
  REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR TIMELY VOTE WILL BE CRITICAL
              TO THE SUCCESS OF ELECTING THE COMMITTEE'S NOMINEES.

     This letter is being mailed to shareholders on or about September 6, 2002.

     Thank you for your support.



                                            Very Truly Yours,


                                            The Committee to Restore
                                            Chad Shareholder Value

                               ---- IMPORTANT ----

  Please be sure to mark, sign, date and return your GREEN proxy card. We urge you not to sign any proxy card which is sent to you by Chad Therapeutics. If you previously voted on management's white proxy card, you have every legal right to change your vote by completing and returning the enclosed GREEN proxy card.

                               PLEASE VOTE TODAY.

 If you have questions or need assistance in voting your shares, please contact
      N.S. Taylor & Associates, Inc. who is assisting us with this matter:

                         N.S. Taylor & Associates, Inc.

                                 1.800.711.8662
                                       or
                            1.207.564.8700 (collect)

                                                                        [Insert]
                                 -- IMPORTANT --

     Due to the very short time until the Chad Therapeutics' annual meeting (September 11, 2002), you may return your signed and dated proxy card by facsimile to N.S. Taylor & Associates, Inc. at 1.207.564.0800. You must fax both sides of the proxy card.

                   Thank you for your attention to this matter
                             and for your support.

                                   Appendix A

                            Preliminary Form of Proxy
                                                            [Frontside of Proxy]
       This Proxy is Solicited on Behalf of the Committee to Restore Chad
                               Shareholder Value

                                      PROXY
                             CHAD THERAPEUTICS, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

                    THIS PROXY IS SOLICITED BY THE COMMITTEE
                        TO RESTORE CHAD SHAREHOLDER VALUE

The undersigned hereby appoints Matt Duffield and Monte McDowell, and each of them, as proxies, with full power of substitution, to vote the shares of Chad Therapeutics, Inc., which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on September 11, 2002 at 10:00 a.m. local time, or at any adjournment or postponement thereof, upon the matters set forth in the Committee to Restore Chad Shareholder Value's Proxy Statement and upon such other matters as may properly come before the meeting, and revokes any previous proxies with respect to the matters covered by this proxy. The Committee to Restore Chad Shareholder Value recommends and, unless instructed otherwise, intends to vote the shares represented by this proxy, in favor of our nominees listed below.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR ALL PROPOSALS AND IN THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. The Committee to Restore Chad Shareholder Value may cumulate votes as allowed by Section 708 of the California Corporations Code.

       PLEASE COMPLETE, SIGN AND DATE THE REVERSE SIDE OF THIS PROXY CARD
                    AND RETURN IT IN THE ENCLOSED ENVELOPE.
                                                         [Reverse side of Proxy]
1. ELECTION OF DIRECTORS

COMMITTEE TO RESTORE CHAD SHAREHOLDER VALUE'S NOMINEES

Election of W. Robert Kohorst and Danley K. Sheldon.

[ ]  FOR ALL NOMINEES          [ ] WITHHOLD FOR ALL

FOR, except vote withheld from the following nominee(s):

-----------------------------------------------

2. Ratification of the appointment of KPMG LLP as independent Certified Accountants and Auditors. (THE COMMITTEE MAKES NO RECOMMENDATION ON THE RATIFICATION OF THE APPOINTMENT OF THE AUDITORS.)

[ ] FOR    [ ] AGAINST      [ ] ABSTAIN

                                Dated:
                                       -----------------------------------------


                                       -----------------------------------------
                                       Signature

                                       -----------------------------------------
                                       Signature

NOTE: This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon and return promptly in the enclosed envelope. Persons signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing.